S000001111 [Member] Annual Fund Operating Expenses - Money Market Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	May 1, 2027
Money Market Portfolio
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.20%
Other Expenses (as a percentage of Assets):	0.13%
Expenses (as a percentage of Assets)	0.33%
Fee Waiver or Reimbursement	(0.15%)	[1]
Net Expenses (as a percentage of Assets)	0.18%

[1]
BlackRock Advisors, LLC (the “Investment Advisor” or “BALLC”) has contractually agreed to waive its fees such that the Money Market Portfolio’s annual ordinary operating expenses do not exceed 0.30% of the Portfolio’s average daily net assets. In addition, the Investment Advisor has further contractually agreed to waive its fees such that the Portfolio’s annual ordinary operating expenses do not exceed 0.175% of the Portfolio’s average daily net assets up to $1 billion, 0.16% of the Portfolio’s average daily net assets between $1 billion and $2 billion, and 0.155% of the Portfolio’s average daily net assets in excess of $2 billion. BCS Financial Services Corporation (the “Administrator”) has agreed to waive one basis point of its contractual fees relating to the Money Market Portfolio. If for any day, after giving effect to all other fee waivers and all expenses, including without limitation, any extraordinary expenses, the “portfolio yield” would be less than 0.01%, the Administrator and BALLC have agreed to waive all or a portion of their fees for such day so that after giving effect to such waiver, and the other fee waivers, the portfolio yield for such day would not be less than 0.01%. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2027 without the consent of the Board of Directors of the Fund (the “Board”).